SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2007

COMPUCREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-25751	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia, 30346

(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-206-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

All of the information furnished in Items 2.02 and 9.01 of this report, including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On February 13, 2007, CompuCredit Corporation (the “Company”) issued a press release reporting the financial results of the Company for the three and twelve months ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	News release reporting results for the three and twelve months ended December 31, 2006, issued by Company on February 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUCREDIT CORPORATION

Date: February 13, 2007	By:	/s/ J.Paul Whitehead, III
	Name: Title:	J.Paul Whitehead, III Chief Financial Officer

EXHIBIT INDEX

Form 8-K

February 13, 2007

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	News release reporting results for the three and twelve months ended December 31, 2006, issued by Company on February 13, 2007.	X